CONTENTS OF REGISTRATION STATEMENT



A.    Bonding Arrangements of Depositor:


      First Trust Portfolios L.P. is covered by a Brokers' Fidelity Bond, in the total amount of $2,000,000, the insurer being National Union Fire Insurance Company of Pittsburgh.


B. This Registration Statement on Form S-6 comprises the following papers and documents:

         The facing sheet

         The Prospectus

         The signatures

         Exhibits




                                      S-1


                                   SIGNATURES

     The Registrant, FT 3829, hereby identifies The First Trust Special Situations Trust, Series 4; The First Trust Special Situations Trust, Series 18; The First Trust Special Situations Trust, Series 69; The First Trust Special Situations Trust, Series 108; The First Trust Special Situations Trust, Series 119; The First Trust Special Situations Trust, Series 190; FT 286; The First Trust Combined Series 272; FT 412; FT 438; FT 556; FT 754; FT 1102; FT 1179; FT 1180; FT 1221; FT 1222; FT 1318; FT 1392; FT 1393; FT 1422; FT 1423; FT 1524; FT
1525; FT 1573; FT 1590; FT 1635; FT 1638; FT 1639; FT 1693; FT 1711; FT 1712; FT
1770; FT 1809; FT 1829; FT 1859; FT 1863; FT 1888; FT 1894; FT 1911; FT 1937; FT
1977; FT 1991; FT 1994; FT 2038; FT 2051; FT 2057; FT 2079; FT 2092; FT 2106; FT
2107; FT 2126; FT 2159; FT 2165; FT 2170; FT 2181; FT 2220; FT 2253; FT 2261; FT
2311; FT 2326; FT 2356; FT 2364; FT 2386; FT 2408; FT 2427; FT 2462; FT 2482; FT
2488; FT 2489; FT 2517; FT 2530; FT 2548; FT 2603; FT 2611; FT 2617; FT 2618; FT
2659; FT 2668; FT 2681; FT 2709; FT 2746; FT 2747; FT 2752; FT 2753; FT 2772; FT
2824; FT 2866; FT 2871; FT 2878; FT 2879; FT 2884; FT 2893; FT 2935; FT 2939; FT
3007; FT 3008; FT 3016; FT 3017; FT 3022; FT 3024; FT 3025; FT 3032; FT 3109; FT
3128; FT 3161; FT 3166; FT 3167; FT 3183; FT 3196; FT 3260; FT 3266; FT 3302; FT
3306; FT 3310; FT 3311; FT 3320; FT 3335; FT 3336; FT 3367; FT 3370; FT 3397; FT
3398; FT 3400; FT 3412; FT 3419; FT 3428; FT 3430; FT 3438; FT 3449; FT 3451; FT
3452; FT 3453; FT 3472; FT 3480; FT 3514; FT 3520; FT 3521; FT 3527; FT 3529; FT
3530; FT 3548; FT 3568; FT 3569; FT 3570; FT 3572; FT 3588; FT 3590; FT 3607; FT
3615; FT 3616; FT 3617; FT 3645; FT 3646; FT 3647; FT 3650; FT 3672; FT 3829; FT
3690; FT 3691; FT 3701; FT 3706; FT 3729; FT 3740; FT 3743; FT 3745; FT 3746; FT
3768; FT 3780; FT 3783; FT 3784 and FT 3845 for purposes of the representations required by Rule 487 and represents the following:

     (1) that the portfolio securities deposited in the series as to the securities of which this Registration Statement is being filed do not differ materially in type or quality from those deposited in such previous series;

     (2) that, except to the extent necessary to identify the specific portfolio securities deposited in, and to provide essential financial information for, the series with respect to the securities of which this Registration Statement is being filed, this Registration Statement does not contain disclosures that differ in any material respect from those contained in the registration statements for such previous series as to which the effective date was determined by the Commission or the staff; and

     (3) that it has complied with Rule 460 under the Securities Act of 1933.

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, FT 3829, has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Wheaton and State of Illinois on November 30, 2012.

                               FT 3829

                               By       First Trust Portfolios L.P.
                                        Depositor


                               By       Elizabeth H. Bull
                                        Senior Vice President


                                      S-2

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following person in the capacity and on the date indicated:


    Name            Title*                                     Date

  James A. Bowen Director of The Charger Corporation, the  ) November 30, 2012
                 General Partner of First Trust Portfolios )
                 L.P.                                      )
                                                           )
                                                           )
                                                           ) Elizabeth H. Bull
                                                           ) Attorney-in-Fact**






    * The title of the person named herein represents his capacity in and relationship to First Trust Portfolios L.P., Depositor.

    ** An executed copy of the related power of attorney was filed with the Securities and Exchange Commission in connection with Amendment No. 2 to Form S-6 of FT 2669 (File No. 333-169625) and the same is hereby incorporated herein by this reference.

                                      S-3

              CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-184251 on Form S-6 of our report dated November 30, 2012, relating to the financial statements of FT 3829, comprising Dow(R) Target 10 Dec. '12 - Term 1/9/14 (The Dow(R) Target 10 Portfolio, December 2012 Series); Target Focus 4 Dec. '12 - Term 3/7/14 (Target Focus Four Portfolio, December 2012 Series); Target Triad Dec. '12 - Term 3/7/14 (Target Triad Portfolio, December 2012 Series); and Target VIP Dec. '12 - Term 3/7/14 (Target VIP Portfolio, December 2012 Series), appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/  DELOITTE & TOUCHE LLP


Chicago, Illinois
November 30, 2012


                                      S-4

                              CONSENTS OF COUNSEL

     The consents of counsel to the use of their names in the Prospectus included in this Registration Statement will be contained in their respective opinions to be filed as Exhibits 3.1, 3.2 and 3.3 of the Registration Statement.

                      CONSENT OF FIRST TRUST ADVISORS L.P.

     The consent of First Trust Advisors L.P. to the use of its name in the Prospectus included in the Registration Statement will be filed as Exhibit 4.1 to the Registration Statement.

                                      S-5

                                 EXHIBIT INDEX

1.1 Form of Standard Terms and Conditions of Trust for FT 785 and certain subsequent Series, effective December 9, 2003 among First Trust
          Portfolios L.P., as Depositor, The Bank of New York Mellon, as Trustee, First Trust Advisors L.P., as Evaluator, and First Trust
          Advisors L.P., as Portfolio Supervisor (incorporated by reference to Amendment No. 1 to Form S-6 [File No. 333-110799] filed on behalf of FT 785).

1.1.1 Form of Trust Agreement for FT 3829 and certain subsequent Series, effective November 30, 2012 among First Trust Portfolios L.P., as Depositor, The Bank of New York Mellon, as Trustee, First Trust Advisors L.P., as Evaluator, First Trust Advisors L.P., as Portfolio Supervisor, and FTP Services LLC, as FTPS Unit Servicing Agent.

1.2 Copy of Certificate of Limited Partnership of First Trust Portfolios L.P. (incorporated by reference to Amendment No. 1 to Form S-6 [File No. 33-42683] filed on behalf of The First Trust Special Situations Trust, Series 18).

1.3 Copy of Amended and Restated Limited Partnership Agreement of First Trust Portfolios L.P. (incorporated by reference to Amendment No. 1 to Form S-6 [File No. 33-42683] filed on behalf of The First Trust Special Situations Trust, Series 18).

1.4       Copy  of  Articles  of  Incorporation  of The Charger Corporation, the
          general partner of First Trust Portfolios L.P., Depositor (incorporated by reference to Amendment No. 1 to Form S-6 [File No. 33-42683] filed on behalf of The First Trust Special Situations Trust, Series 18).

1.5 Copy of By-Laws of The Charger Corporation, the general partner of First Trust Portfolios L.P., Depositor (incorporated by reference to Amendment No. 2 to Form S-6 [File No. 333-169625] filed on behalf of FT 2669).

1.6 Underwriter Agreement (incorporated by reference to Amendment No. 1 to Form S-6 [File No. 33-42755] filed on behalf of The First Trust Special Situations Trust, Series 19).

2.1 Copy of Certificate of Ownership (included in Exhibit 1.1 filed herewith on page 2 and incorporated herein by reference).

                                      S-6

2.2 Copy of Code of Ethics (incorporated by reference to Amendment No. 1 to form S-6 [File No. 333-156964] filed on behalf of FT 1987).

3.1       Opinion of counsel as to legality of securities being registered.

3.2 Opinion of counsel as to Federal income tax status of securities being registered.

3.3 Opinion of counsel as to New York income tax status of securities being registered.

4.1       Consent of First Trust Advisors L.P.

6.1 List of Directors and Officers of Depositor and other related information (incorporated by reference to Amendment No. 1 to Form S-6 [File No. 33-42683] filed on behalf of The First Trust Special Situations Trust, Series 18).

7.1 Power of Attorney executed by the Director listed on page S-3 of this Registration Statement (incorporated by reference to Amendment No. 2 to Form S-6 [File No. 333-169625] filed on behalf of FT 2669).

                                      S-7